EXHIBIT 10.2

Business Confidential Proprietary Information

Confidential information has been omitted in places marked “*****” and has been filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

TENEX Contract No. 08843672/110033-051
USEC Contract No. EC-SC01-11-UE-03127
Amendment No. 006

AMENDMENT No. 006, signed as of September 4, 2015, to the Enriched Product Transitional Supply Contract, TENEX Contract No. 08843672/110033-051, USEC Contract No. EC-SC01-11-UE-03127, entered into on March 23, 2011 (the "CONTRACT") by and between United States Enrichment Corporation ("USEC") and Joint Stock Company "TENEX" ("TENEX"). USEC and TENEX are referred to herein individually as a "Party" and collectively as the "Parties". Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the CONTRACT.

SECTION 1. Pursuant to Section 20.04 of the CONTRACT, USEC and TENEX hereby agree as follows:

1.	The following sentence shall be inserted at the end of Section 3.02(g):

“*****"

2.	The following new subsections (h) and (i) shall be inserted at the end of Section 3.02:

“(h)	*****”

(i)	Notwithstanding anything to the contrary in the CONTRACT, *****.

3.	The following new subsection (h) shall be inserted at the end of Section 4.03:

“(h)	*****”

4.	The following new Section 5.09 shall be inserted at the end of Article 5:

“Notwithstanding anything to the contrary in Section 5.04 or other terms of this CONTRACT, title to, but not the risk of loss of, EUP Delivered pursuant to Section 3.02(h) shall transfer automatically to USEC (and all claims of any kind of TENEX to the EUP shall be deemed to have expired) on one of the following dates, at TENEX’s option to be selected not later than thirty (30) days prior to the EUP Delivery Date (with option (a) to apply if TENEX does not make a selection by such 30th day):

(a)	*****

(b)	*****

(i) The Section 5.09(b) Title Transfer Date shall be confirmed by a “Section 5.09(b) Title Transfer Statement” promptly thereafter signed by both Parties but the execution of such Section 5.09(b) Title Transfer Statement shall not be a condition precedent for the transfer of title to EUP to USEC.

(ii) Where the Section 5.09(b) Title Transfer Date is the date of delivery of the EUP to USEC’s Customer, transfer of title to USEC shall be deemed to have occurred immediately *****.

(c)	For the avoidance of doubt, the risk of loss of EUP ordered pursuant to Section 3.02(h) shall pass to USEC upon completion of Physical Delivery of such EUP, as envisaged by Section 5.04.”

5.	Section 7.02(a)(vi) is hereby replaced with the following:

“(vi)	*****”

6.	The Table 3 in Appendix I is hereby replaced with the following, and the footnote following such table is deleted:

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7.	*****

8.	*****

9.	Appendix J of the CONTRACT is hereby replaced with the updated Appendix J in Exhibit 1. Appendices O1 and O2 in Exhibit 2 are hereby inserted as new appendices to the CONTRACT.

SECTION 2.    This Amendment No. 006 shall come into force on the date when it is signed by all Parties hereto. Except as amended hereby, the CONTRACT, as in effect on the date first written above, shall remain unchanged and in full force and effect.

SECTION 3. This Amendment No. 006 may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment No. 006 as of the date first written above.

UNITED STATES ENRICHMENT        JOINT STOCK COMPANY
CORPORATION                    "TENEX"

By:    /s/ Stephen S. Greene            By:    /s/ Sergey J. Polgorodnik

Name:     Stephen S. Greene                Name: Sergey J. Polgorodnik
Position: Senior Vice President,            Position: First Deputy General Director
Chief Financial Officer
& Treasurer

Exhibit 1

APPENDIX J:    *****

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Exhibit 2

APPENDIX O1:    *****

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APPENDIX O2:    *****

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